                                                                    Exhibit 99.2

                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




In connection with the Form 10-Q of Associated Materials Incorporated (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Keith LaVanway, Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1). the Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2). the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  By:  /s/ D. Keith LaVanway
                                       -----------------------------
                                       D. Keith LaVanway
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Secretary
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)


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